UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2010
Date of Report (Date of earliest event reported)

MIV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-30453 (Commission File Number)	01-0809204 (IRS Employer Identification No.)

c/o 1500-1055 West Georgia Street, Vancouver, British Columbia, Canada (Address of principal executive offices)	V6E 4N7 (Zip Code)

(604) 808-6128
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Innomed Agreement

Effective October 12, 2010, MIV Therapeutics, Inc. ("MIV"), through its wholly owned subsidiary, MIV Scientific Holdings Ltd. ("MIV Scientific"), entered into a Share Purchase Agreement (the "Innomed Agreement") with Innomed Scientific Limited ("Innomed") and Hy Ty Tiefung.

Pursuant to the terms of the Innomed Agreement, MIV Scientific will purchase all of the issued and outstanding shares of Innomed (the "Innomed Shares"). The purchase price for the Innomed Shares is:

    US$5 million in cash (the "Innomed Cash Consideration"); and

    US$15 million to be paid as 650,000,000 non-voting redeemable convertible preference shares of CCT Tech International Limited ("CCT") (the "Innomed Non-Cash Consideration").

A copy of the Innomed Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.

Share Purchase Agreement

Effective October 13, 2010, the Board of Directors of MIV ratified the entering into of a Share Purchase and Subscription Agreement (the "Share Purchase Agreement") pursuant to which MIV has agreed to sell to CCT all of the issued and outstanding shares (the "Purchased Shares") of its wholly owned subsidiary, MIV Scientific, on or before the Completion Date, as such term is defined in the Share Purchase Agreement (which is expected to be on or around December 15, 2010, unless otherwise agreed by the parties).

Pursuant to the terms of the Share Purchase Agreement, the purchase price for the Purchased Shares is U$100 million payable as follows:

    US$20 million payable by CCT in cash (the "Subscription Consideration"); and

    US$80 million payable by CCT allotting and issuing 3,466,700,000 non-voting redeemable convertible preference shares ("Redeemable CPS") of CCT (the "Purchase Consideration").

Pursuant to the terms of the Share Purchase Agreement, the Subscription Consideration will be paid as follows:

    a refundable US$1 million deposit within 3 business days of the date of the Share Purchase Agreement (the "Deposit");

    US$11 million within 3 business days of the Completion Date (the "Second Payment"); and

    US$8 million within 1 year of the Completion Date (the "Third Payment").

In accordance with the terms of the Share Purchase Agreement, MIV will use the Subscription Consideration as follows:

    the Deposit shall be used as payment of the deposit for the Innomed Cash Consideration;

    US$ 4 million of the Second Payment shall be used for satisfying the balance of the Innomed Cash Consideration;

    up to US$ 3 million of the Second Payment shall be used as reimbursement of costs and expenses incurred and paid by MIV for obtaining a CE Mark in the European Union;

    the balance of the Second Payment as working capital for two Shanghai companies related to Innomed;

    US$ 5 million of the Third Payment shall be used for the purposes of (i) human trial of, and (ii) obtaining approvals of the State Food and Drug Administration ("SFDA") of the People's Republic of China ("PRC") and other relevant Governmental Authorities on, the 4th generation of Nonpolymeric Drug-Eluting Stents (the "Product") in the PRC; and

    the balance of the Third Payment as working capital of the MIV, Innomed and the two Shanghai companies (the "Group") or to be used in such other manner as CCT and certain key management of MIV, CCT and Innomed may agree.

In accordance with the terms of the Share Purchase Agreement, the Consideration Shares will be allotted and issued by CCT and credited as fully paid at the issue price of HK$0.18 each as follows:

    650,000,000 Redeemable CPS shall be allotted and issued to Innomed Scientific Limited as provided in the Innomed Agreement to satisfy the Innomed Non-cash Consideration;

    390,010,000 Redeemable CPS shall be allotted and issued to MIV on the fifth Business Day following the day on which MIV provides evidence reasonably satisfactory to CCT that CE Mark for the Product for the European Union has been obtained by MIV Scientific, which is expected to happen within 12 months of Completion;

    1,040,010,000 Redeemable CPS shall be allotted and issued to MIV on the fifth Business Day following the day on which MIV provides evidence reasonably satisfactory to CCT that the SFDA has granted approval for the marketing and sale of the Product in the PRC, which is expected to happen within 24 months of Completion; and

    1,386,680,000 Redeemable CPS shall be allotted and issued to MIV on the fifth Business Day following the day on which the audited annual consolidated financial statements of the Group prepared in accordance with HK GAAP, audited by the auditors of CCT, for any financial year ending on or before December 31, 2012 are delivered to CCT and such accounts show that the audited Consolidated Net Profit After Tax of the Group for any of such financial year is at least HK$70 million.

A copy of the Share Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on March 15, 2010, the Board of Directors of MIV Therapeutics, Inc. (the "Company") accepted Alan Lindsay's resignation as Chairman and as a Director and accepted the consent to act of Chris Chen to serve as Chairman and a Director of the Company.

Mr. Chris Chen worked as a strategic advisor for MIV since 2005 and has been assisting in navigating our Company through his involvement in strategic planning, financing, marketing, product development, and establishing networks with R&D strategic partners. Mr. Chen was also a director of LeoFibo Holdings Inc., a specialized consulting firm offering financial advisory services, and has extensive experience in investing in companies in different sectors from pre-revenue to sizable public companies. Mr. Chen also has 15 years experience in capital markets as a director and president of several public companies in different jurisdictions including Canada, the U.S. and the United Kingdom.

As a consequence of the above resignation and appointment, the Company's Board of Directors and Executive Officers are now comprised of the following:

Name	Position
Chris Chen	Chairman and a director
Patrick A. McGowan	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a director

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
10.1	Share Purchase Agreement dated October 12, 2010 between Innomed Scientific Limited, Hu Ty Tiefung and MIV Scientific Holdings Ltd.
10.2	Share Purchase and Subscription Agreement dated October 13, 2010 between MIV Therapeutics Inc., CCT International Limited and MIV Scientific Holdings Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIV THERAPEUTICS, INC.
DATE: November 24, 2010.	By: "Patrick A. McGowan" Name: Patrick A. McGowan Title: President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and a director

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